THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

Supplement dated January 9, 2017 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective January 9, 2017, Sheetal M. Prasad, CFA will replace Jeffrey Rabinowitz as a portfolio manager for the Portfolio. John P. Mullman, CFA will remain as a portfolio manager for the Portfolio.

To reflect these changes, the Summary Prospectus is hereby revised as follows:

        I.            All references to Jeffrey Rabinowitz are hereby removed.

II. The following table hereby replaces the table in the Summary Prospectus entitled “Management of the Portfolio”:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	John P. Mullman, CFA	Managing Director	August 2005
		Sheetal M. Prasad, CFA	Managing Director	January 2017

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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